PVH

Calvin Klein

TOMMY HILFIGER

HERITAGE BRANDS
IZOD • VAN HEUSEN • BASS • ARROW

Growing Powerful Global Lifestyle Brands
October 31, 2012
PVH Acquisition of Warnaco
Filed by The Warnaco Group, Inc.
Pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
of the Securities Exchange Act of 1934, as amended
Subject Company: The Warnaco Group, Inc.
(Commission File No. 001-10857)
EXHIBIT 99.2

Safe Harbor
We (PVH Corp.) obtained or created the market and competitive position data used throughout this presentation from research, surveys or studies conducted by third parties, information provided by customers, and industry or general publications. Industry publications and surveys generally state that they have obtained information from sources believed to be reliable but do not guarantee the accuracy and completeness of such information. While we believe that each of these studies and publications and the other information we receive or review is reliable, we have not independently verified such data and we do not make any representation as to the accuracy of such information.
This presentation contains forward-looking statements and information about our current and future prospects and our operations and financial results, which are based on currently available information. The forward looking statements include assumptions about our operations, such as cost controls and market conditions, and our proposed acquisition of The Warnaco Group, Inc. (“Warnaco”) through a merger (including its benefits, results, effects and timing) that may not be realized.
Risks and uncertainties related to the proposed merger include, among others: the risk that Warnaco’s stockholders do not approve the merger; the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; the risk that the other conditions to the closing of the merger are not satisfied; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; uncertainties as to the timing of the merger; competitive responses to the proposed merger; costs and difficulties related to the integration of Warnaco’s businesses and operations with
PVH’s business and operations; the inability to obtain, or delays in obtaining, cost savings and synergies from the merger; unexpected costs, charges or expenses resulting from the merger; litigation relating to the merger; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions. Additional factors that could cause future results or events to differ from those we expect are those risks discussed under Item 1A, ”Risk Factors,” in PVH’s Annual
Report on Form 10-K for the fiscal year ended January 29, 2012, Warnaco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, Warnaco’s Quarterly
Report on Form 10-Q for the quarter ended June 30, 2012, and other reports filed by PVH and Warnaco with the Securities and Exchange Commission (SEC).
Please read our “Risk Factors” and other cautionary statements contained in these filings. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. As a result of these risks and others, actual results could vary significantly from those anticipated in this presentation, and our financial condition and results of operations could be materially adversely affected.
This presentation also includes non-GAAP financial measures, as defined under SEC rules. Reconciliations of these measures are included at the end of this presentation, as well as in certain SEC filings as noted in this presentation, which are available on our website at www.pvh.com/investor_relations_press_releases.aspx and in our Current
Reports on Form 8-K furnished to the SEC in connection with our press releases, which are available on our website at www.pvh.com and the SEC’s website at www.sec.gov.

Additional Information
In connection with the proposed merger, we will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of
Warnaco and a Prospectus of PVH, as well as other relevant documents concerning the proposed transaction.  WARNACO STOCKHOLDERS ARE
URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE
AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE
THEY WILL CONTAIN IMPORTANT INFORMATION.
A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about PVH and Warnaco, may be obtained at the
SEC’s Internet site (http://www.sec.gov).  You will also be able to obtain these documents, free of charge, from PVH at www.pvh.com under the heading “Investors” or from Warnaco by accessing Warnaco’s website at www.warnaco.com under the heading “Investor Relations.”
PVH and Warnaco and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Warnaco in connection with the merger. Information about the directors and executive officers of PVH and their ownership of
PVH common stock is set forth in the proxy statement for PVH’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A on
May 10, 2012.  Information about the directors and executive officers of Warnaco and their ownership of Warnaco common stock is set forth in the proxy statement for Warnaco’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 11, 2012.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the merger when it becomes available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of
1933, as amended.

Compelling Strategic Rationale
• Creates an over $8 BN global branded lifestyle apparel company with significant growth prospects, driven by two powerful designer
brands–Calvin
Klein and Tommy Hilfiger
•
Reunites the “House of Calvin Klein”
to ensure single brand vision
• PVH will have strong operations in all major consumer markets worldwide
• Warnaco’s operations in high growth markets of Asia and Latin America complement PVH’s strong operating platforms in North America and Europe
• Enhances revenue and EPS growth, and improves operating margins
• Approximately $100 MM in annual run rate synergies and accretive to earnings in year one (1)
• Proven track record of successful acquisitions and achieving financial targets
(1) Excluding one-time costs in year one of $100 MM.

Transaction Overview
(1) Based off of non-GAAP EBITDA.
(2) Assumes $100 MM of annual run rate synergies less the earnings associated with the potential loss of a license and excludes one-time costs in year one of $100 MM.
(3) Assumes year one synergies less the earnings associated with the potential loss of a license and excludes one-time costs in year one of $100 MM.
Terms
•
Warnaco stockholders will receive $51.75 per share in cash and 0.1822 PVH common stock (fixed ratio) for each share of Warnaco common stock
•
Based on PVH’s closing stock price on October 26 , the aggregate value of the consideration is
$68.43 per share (value at signing)
•
Total enterprise value of approximately $2.9 BN, representing 9.0x 2012E EBITDA and 7.6x 2012E
EBITDA, including synergies
(1)(2)
Financing
•
$4.325 BN of committed financing
•
Anticipated financing consists of bank financing and a senior notes offering
Accretion
•
EPS accretion in year one (FY 2013) estimated to be $0.35 , excluding one-time costs
•
Approximately $100 MM of annual run rate synergies achieved over three years
•
One-time integration / transaction related costs of approximately $175 MM over three years
Mgmt. / Board
•
PVH existing management team will lead company, with key Warnaco executives expected to join
•
Helen McCluskey expected to join PVH’s Board
Target Closing
•
Early 2013, subject to customary closing conditions, including Warnaco stockholder vote and regulatory approvals
(1)
(3)
th

Transaction Provides Significant Value to Warnaco Stockholders
Transaction delivers significant immediate value and upside potential to Warnaco stockholders
Upon closing, Warnaco stockholders will own approximately 10% of the outstanding common stock of PVH
Powerful opportunity to accelerate Warnaco’s strategic growth initiatives
Calvin Klein brand unification to enhance growth prospects globally
Leverage proven successes and strong momentum
- Emerging markets development
- Direct-to-consumer expansion
Combined brand portfolio will benefit from a truly global infrastructure and scale
Unlocks additional potential of our brands and business
•
•
•
•
•
•

PVH

2012E Revenue
($ in millions)
$10,964
$8,049
$6,996
$6,000
$5,030
$3,808
$3,154
$2,956
$2,898
$2,628
$2,444
$1,831
VFC
PF PVH
RL
PVH
COH
JNY
BRBY
BOSS
FOSL
GES
WRC
KORS

2012E EBIT
($ in millions)
$1,593
$1,502
$1,069 (1)
$1,062
$730 (1)
$636
$576
$488
$445
$282
$258 (1)
$182
COH
VFC
PF PVH
RL
PVH
BRBY
BOSS
FOSL
KORS
GES
WRC
JNY
% Margin
31.7%
13.7%
13.3%
15.2%
12.2%
20.3%
19.2%
16.8%
24.2%
10.7%
10.6%
4.8%

With over $8 BN in pro forma revenues and over $1 BN in pro forma EBIT PVH will be one of the largest and most profitable global apparel companies in the world
Source: FactSet except for PVH, WRC and PF PVH.
Note: PF PVH revenue assumes the elimination of the PVH royalty revenue and wholesale revenues from PVH, as well as revenue associated with the potential loss of a license.  PF PVH EBIT assumes $100 MM of annual run rate synergies less the earnings associated with the potential loss of a license.
(1) Refer to Appendix for GAAP to non-GAAP reconciliation.
Creates an Over $8 BN Global Branded Lifestyle Apparel Company

PVH

2012E Pro Forma PVH Revenue by Region

Revenue:
~$4,700 MM
Revenue:
~$2,150 MM
Revenue:
~$900 MM
Revenue:
~$300 MM
US & Canada
Europe
Asia
Latin America

Strong Operations in Every Major Consumer Market Worldwide
•
Strong operating platforms in
every major consumer market
around the world
•
Regional headquarters in key
geographies
- US and Canada
- Europe
- Asia
- Latin America
•
Presence in over 100 countries
- Direct operations in over
40 countries

PVH

2012E Revenue by Region

PVH Today
Asia/Latin America 7%
Europe 27%
North America 66%
PVH Pro forma
Asia/Latin America 15%
Europe 27%
North America 58%

Asia & Latin America: 7% →15% of revenues

2012E EBIT by Region[1]

PVH Today
Asia/Latin America 13%
Europe 30%
North America 57%
PVH Pro forma
Asia/Latin America 21%
Europe 25%
North America 54%

Asia & Latin America: 13% →21% of EBIT

(1) Excludes unallocated corporate expenses.
Note: Pro forma results exclude performance attributable to potential loss of a license.
Transaction increases PVH’s presence in emerging markets, particularly Asia and Latin America
Complementary Regional Platforms and Operational Expertise

Complementary Regional Platforms and Operational Expertise
ASIA
2012E CK Asia Revenue: >$525 MM
2009A-2012E Revenue CAGR: 19%
Key Growth Markets: China, India
LATIN AMERICA
2012E CK Latin America Revenue: >$200 MM
2009A-2012E Revenue CAGR: 30%
Key Growth Markets: Brazil, Mexico
Warnaco provides PVH significant scale and local operating platforms in high-growth emerging markets where PVH is currently underpenetrated
Potential for PVH to leverage its supply chain, operations, processes and systems expertise to drive further growth and margin improvement in these regions
PVH will leverage its expertise and infrastructure in North America and Europe to restore growth and improve operating margins of the Calvin Klein Jeans and Underwear businesses in these regions
– Opportunity to directly operate and further develop
Tommy Hilfiger
in these regions over time
– Enhance product design, marketing and brand presentation

•
Calvin Klein is one of the most powerful global mega
brands with $7.6 BN in 2011 global retail sales
–
Calvin Klein
named one of
TIME
magazine’s
“Top 100 Icons in Fashion, Style and Design”
–
Significant brand awareness in every major
market around the world
•
51% of global retail sales generated
outside of North America
–
Over $300 MM of global marketing spend
across Calvin Klein
brands continues to support
global growth
–
Product innovation, category extensions and a
cohesive global brand marketing message
continue to drive the brand
Reunites the House of Calvin Klein to Ensure Single Brand Vision

PVH

($BN)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
'03-'11 CAGR: 13%
$2.8
$3.3
$3.9
$4.5
$5.6
$5.8
$5.8
$6.7
$7.6
2003
2004
2005
2006
2007
2008
2009
2010
2011

Reunites the House of Calvin Klein to Ensure Single Brand Vision –
Global Retail Sales, 2003-2011
Transaction reinforces PVH
strategy to drive Calvin Klein
brand reach globally through new
customers, regions and channels
•
Since PVH acquired Calvin
Klein in 2003, global retail
sales have grown 13%
compounded annually
•
Global retail sales expected
to grow 8%-10% annually at
retail over the next 5 years

Reunites the House of Calvin Klein to Ensure Single Brand Vision
•
Complete control of brand image and commercial decisions for the two largest apparel categories of Calvin Klein – jeans and underwear – for the first time
–
Global collaboration and coordination of product design, merchandising, supply chain and retail distribution
•
Better product merchandising and execution alignment with global brand positioning and marketing
–
Reposition full price / off-price and club channels mix over next two years
–
Optimize lifestyle product assortment across categories, channels and regions
–
Eliminates complexities, allowing for better communication and direction
•
Single brand vision – strengthens the brand globally
–
Improve brand image, positioning and execution across markets
–
Consistency across sportswear, jeanswear and accessories collections and marketing worldwide
•
Remaining royalty stream of over $170 MM (pro forma) will be strengthened by the broader Calvin Klein brand initiatives

PVH Positioned To Drive Long Term Revenue and EPS Growth
•
Fuel continued growth in
emerging markets
•
Focus on enhanced product
offering and execution
•
Continued direct-to-consumer
expansion
•
Increased brand support
•
Improved global coordination,
processes, systems and supply
chain
•
Strengthened momentum and
profitability in Europe and North
America
•
Leverage consistent profitability
and free cash flow from
Heritage Brands businesses
PVH Pro Forma Enhanced
Growth and Profitability
PVH Pro Forma Enhanced
Growth and Profitability
Drive Growth in
Warnaco’s Business
Drive Growth in
Warnaco’s Business
Synergies
Synergies
•
Expected pro forma revenue
growth of 6%-8% annually
•
Estimated accretion in year one
(anticipated FY 2013) of $0.35
per share, excl. integration /
transaction related costs
–
Excludes earnings associated
with potential loss of license
•
Pro forma EPS growth in excess
of 15% annually
•
Continued strong cash flow
conversion
•
Ability to quickly de-lever
•
~$100 MM in annual run-rate
synergies
•
One-time integration /
transaction related costs of
approximately $175 MM to
achieve the synergies over 3
years
•
Primarily driven by domestic
business reduction of corporate
overhead / back office
•
Synergies realized over 3 years
(1) Reflects year one synergies, vs. $100 MM of annual run-rate synergies and excludes one-time costs in year one of $100 MM.
(1)

PVH

	Global Retail Sales Growth – Next 5 Years	Long Term EPS Growth
Calvin Klein	8%-10%	High Teens Growth
TOMMY HILFIGER	8%-10%	
HERITAGE BRANDS	2%-3%

15 PVH in 5 Years – Global Retail Sales

History of Successful Acquisitions and Achieving Financial Targets
PVH has a proven track record of acquisitions
- Calvin Klein (2003), Tommy Hilfiger (2010)
PVH will have repaid ~$1.0 BN of debt related to its Tommy Hilfiger acquisition by the end of 2012E
Tommy Hilfiger Acquisition
Tommy Hilfiger Acquisition
PVH Pro Forma For
Warnaco Transaction
PVH Pro Forma For
Warnaco Transaction
LTM EBITDA: ~$738 MM
(1)
Total Debt : $2.6 BN
Pro Forma Leverage: 3.6x
EBITDA: ~$870 MM
(1)
Total Debt: $1.6 BN
Leverage: 1.9x
Pro Forma PVH @
Closing – May 2010
PVH Standalone
2012E
2012E EBITDA: ~$1.3 BN
(1)(2)
Total Debt: $4.3 BN
Pro Forma Leverage: 3.4x
(2)
(1) Refer to Appendix for GAAP to non-GAAP reconciliation.
(2) Including run-rate synergies less potential loss of license for pro forma PVH.
(3) Excludes certain  items. Reflects 2009 non-GAAP EPS of $2.83 (reconciled on Form 8-K dated March 28, 2011) plus $0.30 of annualized accretion as estimated at the time of the Tommy Hilfiger acquisition.
(4) Reflects the high end of the 2012E guidance.  Excludes certain items. Reconciled on Form 8-K dated 10/2/12.
(5) Reflects year one synergies vs. run-rate synergies of $100 MM and excludes one-time costs in year one of $100 MM.
EBITDA Growth:
+18%
De-Leveraging:
1.7x
Pro Forma EPS: $3.13
(3)
EPS: $6.37
(4)
Year 1 Accretion: $0.35 per
share, excl. one-time costs
(5)
EPS Growth:
+100%

Future Opportunities Outside Plan
Significant Revenue and Profit Upside Following Strategic Initiatives To Elevate the
Calvin Klein Brand
Significant Revenue and Profit Upside Following Strategic Initiatives To Elevate the
Calvin Klein Brand
Re-Establish Calvin Klein Jeans Leadership in North America and Europe
Re-Establish Calvin Klein Jeans Leadership in North America and Europe
Directly develop Tommy Hilfiger in Markets Where Warnaco Has an Established
Operating Platform – Asia, Latin America
Directly develop Tommy Hilfiger in Markets Where Warnaco Has an Established
Operating Platform – Asia, Latin America
Expand the Calvin Klein Category Breadth in Jeans, Sportswear and Accessories
Expand the Calvin Klein Category Breadth in Jeans, Sportswear and Accessories
Develop Tommy Hilfiger and Calvin Klein in New Geographies, Underpenetrated
Markets and Categories
Develop Tommy Hilfiger and Calvin Klein in New Geographies, Underpenetrated
Markets and Categories

PVH

PVH

Calvin Klein

TOMMY HILFIGER

HERITAGE BRANDS
IZOD • VAN HEUSEN • BASS • ARROW

18 Appendix

Appendix: GAAP to Non-GAAP EBITDA Reconciliation
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)
(Amount in dollars and in millions)
Tommy Hilfiger
Transaction Warnaco Transaction
PVH Standalone Warnaco Standalone Combined
2009 PF
(1)
2012E 2012E 2012E PF
(2)
GAAP earnings before interest and taxes (EBIT) 450 $                    715 $                      198 $                         794 $
Pre-tax non-recurring and one-time items
(3)
65 15 60 175
EBIT excluding non-recurring and one-time items and run-rate synergies 515 $                    730 $                      258 $                         969 $
Run-rate synergies 40 - - 100
EBIT excluding non-recurring and one-time items 555 730 258 $                         1,069
Depreciation and amortization 183 140 200
EBITDA as presented 738 $                    870 $                      1,269 $
(2)
Combined pro forma full year estimate based on management estimates assuming the transaction was completed on the first day of PVH’s 2012 fiscal year.
(3)
Adjustments represent the elimination of  restructuring and other items in 2009 and 2012.  Adjustments for combined 2012E PF also include one-time integration/
transaction costs.
(1)
Combined pro forma full year results assuming the transaction was completed on the first day of PVH’s 2009 fiscal year.

PVH

PVH

Calvin Klein

TOMMY HILFIGER

HERITAGE BRANDS
IZOD • VAN HEUSEN • BASS • ARROW

20 Growing Powerful Global Lifestyle Brands